Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of January 2, 2007 by and among CONSOLIDATED GRAPHICS, INC., a Texas corporation (the “Company”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A. The Company, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of October 6, 2006. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B. The Company, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent do hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a) A new definition of “Canadian Credit Facility” is hereby added to Section 1.1 of the Credit Agreement, such new definition to read in its entirety as follows:

“Canadian Credit Facility” means the credit facilities established under and pursuant to that certain credit agreement dated as of January 2, 2007 executed by and among Consolidated Annan & Bird Lithographers, Ltd., as Borrower, JPMorgan Chase Bank, National Association, Toronto Branch, as administrative agent, and certain financial institutions therein named, as the same may be amended, supplemented or otherwise modified.

(b) A new definition of “Purchase Money Debt Basket” is hereby added to Section 1.1 of the Credit Agreement, such new definition to read in its entirety as follows:

“Purchase Money Debt Basket” means the amount by which (i) the greater of (x) $100,000,000 or (y) 100% of Pro Forma Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for the twelve month period ending on the last day of the most recently ended fiscal quarter exceeds (ii) the then current aggregate amount of availability for borrowings under the Canadian Credit Facility plus the then current aggregate amount of all outstanding obligations (including contingent obligations in respect of any letters of credit) under the Canadian Credit Facility.

(c) Section 6.1(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

(c) Indebtedness of the Borrower and its Subsidiaries incurred after June 30, 2006 consisting of purchase money Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of equipment (which may be funded up to, but not later than, 180 days after the date of acquisition of the applicable asset or the date of completion of construction, as the case may be) provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such equipment; (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing (provided that separate purchase money Indebtedness facilities may be aggregated in connection with any refinancing, in which event the aggregate refinanced amount may be secured by all of the assets that secured such separate facilities and, in such event, Agent shall, upon request by Borrower, execute lien subordination agreements whereby the Liens under the Credit Documents are subordinated to the Liens securing the applicable refinancing and otherwise in form and substance reasonably satisfactory to the Administrative Agent); and (iii) the amount of such Indebtedness incurred pursuant to this Section 6.1(c) plus the amount of the Indebtedness of the type described herein and set forth on Schedule 6.1(b) shall not exceed the Purchase Money Debt Basket in effect from time to time;

SECTION 2. Consent to Canadian Credit Facility. The Administrative Agent and the Lenders hereby consent to the incurrence of Indebtedness under the Canadian Credit Facility and to the guaranty of the Canadian Credit Facility by the Company. The aggregate unpaid principal balance of all obligations under the Canadian Credit Facility shall not exceed U.S.$35,000,000 plus C$5,000,000 and the Canadian Credit Facility shall be unsecured (other than normal and customary provisions regarding contingent cash collateralization of letters of credit). The provisions of Sections 6.11 and 6.15 of the Credit Agreement shall not apply to Consolidated Annan & Bird Lithographers, Ltd.

SECTION 3. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Company hereby reaffirms all covenants, representations and warranties in the Credit Agreement.

SECTION 4. Expenses. The Company shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.

SECTION 5. Certifications. The Company hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Company has occurred and (b) subject to the waiver set forth herein, no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

SECTION 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Credit Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the Company, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

CONSOLIDATED GRAPHICS, INC.,
a Texas corporation

By: /s/ G. Christopher Colville
G. Christopher Colville
Executive Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By: /s/ Gail Waggoner
Name: Gail Waggoner
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ H. Michael Sultanik
Name: H. Michael Sultanik
Title:Vice President

BANK OF AMERICA, N.A.

By:/s/ David A. Batson
Name: David A. Batson
Title: Senior Vice President

COMERICA BANK

By: /s/ Charles T. Johnson
Name: Charles T. Johnson
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Michael Quiray
Name: Michael Quiray
Title: Vice President

AMEGY BANK NATIONAL ASSOCIATION

By: /s/ Laif Afseth
Name: Laif Afseth
Title: Senior Vice President

BANK OF TEXAS, N.A.

By: /s/ Edward H. Braddock
Name: Edward H. Braddock
Title: Senior Vice President

The undersigned hereby join in this Amendment to evidence their consent to execution by Company of this Amendment, to confirm that each Credit Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Banks would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

A&A AMALGAMATED PRINTING ENTERPRISES, INC.,
a California corporation,
AGS CUSTOM GRAPHICS, INC.,
a Maryland corporation,
AMERICAN LITHOGRAPHERS, INC.,
a California corporation,
APPLE GRAPHICS, INC.,
a California corporation,
AUSTIN PRINTING COMPANY, INC.,
a Georgia corporation,
AUTOMATED GRAPHIC IMAGING/COPY CENTER, INC.,
a District of Columbia corporation,
AUTOMATED GRAPHIC SYSTEMS, LLC,
a Maryland limited liability company,
BIGINK MAILING & FULFILLMENT COMPANY,
a Kansas corporation,
BRIDGETOWN PRINTING CO.,
an Oregon corporation,
BYRUM LITHOGRAPHING CO.,
an Ohio corporation,
CDS PUBLICATIONS, INC.,
an Oregon corporation,
CGML GENERAL PARTNER, INC.,
a Delaware corporation,
CGML, LLC,
a Delaware limited liability company,
CGX CALIFORNIA CONTRACTORS, INC.,
a California corporation
CGXMEDIA, INC.,
a Texas corporation
CHAS. P. YOUNG COMPANY,
a Texas corporation,
CHAS. P. YOUNG COMPANY, INC.,
a New York corporation,
CLEAR VISIONS, INC.,
a Texas corporation,

COLUMBIA COLOR, INC.,
a California corporation,
CONSOLIDATED CARQUEVILLE PRINTING COMPANY,
an Illinois corporation
CONSOLIDATED GRAPHICS CALIFORNIA,
a California corporation,
CONSOLIDATED GRAPHICS DEVELOPMENT COMPANY,
a Delaware corporation,
CONSOLIDATED GRAPHICS SERVICES, INC.,
a Delaware corporation,
CONSOLIDATED GRAPHICS PROPERTIES, INC.,
a Texas corporation,
CONSOLIDATED GRAPHICS PROPERTIES II, INC.,
a Texas corporation,
COPY-MOR, INC. ,
an Illinois corporation,
COURIER PRINTING COMPANY,
a Tennessee corporation,
DIGITAL DIRECT, INC. ,
a Pennsylvania corporation,
DIRECT COLOR, INC. ,
a California corporation,
EAGLE PRESS, INC. ,
a California corporation,
EASTWOOD PRINTING CORPORATION,
a Colorado corporation,
ELECTRIC CITY PRINTING COMPANY,
a South Carolina corporation,
EMERALD CITY GRAPHICS, INC. ,
a Washington corporation,
FITTJE BROS. PRINTING CO. ,
a Colorado corporation,
FREDERIC PRINTING COMPANY,
a Colorado corporation,
GARNER PRINTING COMPANY,
an Iowa corporation,
GEYER PRINTING COMPANY, INC. ,
a Pennsylvania corporation,
GILLILAND PRINTING, INC.
a Kansas corporation,
GRAPHCOM LLC,
a Georgia limited liability company,

GRAPHIC COMMUNICATIONS, INC.,
a California corporation,
GRAPHIC TECHNOLOGY OF MARYLAND, INC. ,
a Maryland corporation,
GRAPHION, INC.,
a California corporation,
GRITZ-RITTER GRAPHICS, INC.,
a Colorado corporation,
GROVER PRINTING COMPANY,
a Texas corporation,
GSL FINE LITHOGRAPHERS,
a California corporation,
GULF PRINTING COMPANY,
a Texas corporation,
H & N PRINTING & GRAPHICS, INC. ,
a Maryland corporation,
HEATH PRINTERS, INC.
a Washington corporation
HERITAGE GRAPHICS, INC. ,
a Texas corporation,
IMAGE SYSTEMS, INC. ,
a Wisconsin corporation,
IRONWOOD LITHOGRAPHERS, INC. ,
an Arizona corporation,
KELMSCOTT COMMUNICATIONS LLC,
a Delaware limited liability company,
KEYS PRINTING COMPANY,
a South Carolina corporation,
LINCOLN PRINTING CORPORATION,
an Indiana corporation,
MARYLAND COMPOSITION.COM, INC. ,
a Maryland corporation,
MAXIMUM GRAPHICS, INC.,
a Minnesota corporation,
MAXWELL GRAPHIC ARTS, INC. ,
a New Jersey corporation,
MCKAY PRESS, INC. ,
a Michigan corporation,
MERCURY PRINTING COMPANY, INC. ,
a Tennessee corporation,
MERCURY WEB PRINTING, INC. ,
a Kansas corporation,
METROPOLITAN PRINTING SERVICES, INC. ,
an Indiana corporation,

MOBILITY, INC. ,
a Virginia corporation,
MOUNT VERNON PRINTING COMPANY,
a Maryland corporation,
MULTIPLE IMAGES PRINTING, INC.,
an Illinois corporation,
NIES/ARTCRAFT, INC.,
a Missouri corporation,
PICCARI PRESS, INC.,
a Pennsylvania corporation,
PRECISION LITHO, INC.,
a California corporation,
PRIDE PRINTERS, INC.,
a Massachusetts corporation,
PRINTING CONTROL SERVICES, INCORPORATED,
a Washington corporation,
PRINTING CORPORATION OF AMERICA,
a Maryland corporation,
PRINTING, INC. ,
a Kansas corporation,
RUSH PRESS, INC. ,
a California corporation,
S&S GRAPHICS, LLC,
a Maryland limited liability company,
S&S GRAPHICS PROPERTY, LLC,
a Delaware limited liability company,
SPANGLER GRAPHICS, LLC,
a Kansas limited liability company,
SPANGLER GRAPHICS PROPERTY, LLC,
a Kansas limited liability company,
STORTERCHILDS PRINTING CO., INC.,
a Florida corporation,
SUPERB PRINTING COMPANY,
a Texas corporation,
SUPERIOR COLOUR GRAPHICS, INC.,
a Michigan corporation,
TEWELL WARREN PRINTING COMPANY,
a Colorado corporation,
THE ETHERIDGE COMPANY,
a Michigan corporation,
THE GRAPHICS GROUP, INC.,
a Texas corporation,

THE JARVIS PRESS, INC.,
a Texas corporation,
THE JOHN C. OTTO COMPANY, INC.,
a Massachusetts corporation,
THE PRINTERY, INC.,
a Wisconsin corporation,
THEO. DAVIS SONS, INCORPORATED,
a North Carolina corporation,
THOUSAND OAKS PRINTING AND SPECIALTIES, INC.,
a California corporation,
TUCKER PRINTERS, INC.,
a Texas corporation,
TULSA LITHO COMPANY,
an Oklahoma corporation,
TURSACK INCORPORATED,
a Pennsylvania corporation,
VALCOUR PRINTING, INC.,
a Missouri corporation,
WALNUT CIRCLE PRESS, INC.,
a North Carolina corporation,
WATERMARK PRESS, LTD.,
a California limited partnership,
WENTWORTH CORPORATION,
a South Carolina corporation,
WESTERN LITHOGRAPH COMPANY,
a Texas corporation,
WESTLAND PRINTERS, INC.,
a Maryland corporation,
WETZEL BROTHERS, INC.,
a Wisconsin corporation,
WETZEL BROTHERS, LLC,
a Wisconsin limited liability company,
WOODRIDGE PRESS, INC.,
a California corporation,

By: /s/ G. Christopher Colville
G. Christopher Colville,
Executive Vice President and
Chief Financial Officer
of each of the foregoing

SERCO FORMS, LLC,
   a Kansas limited liability company

By: BIGINK MAILING & FULFILLMENT COMPANY,
       a Kansas corporation, and
       MERCURY WEB PRINTING, INC.,
       a Kansas corporation, Members

By: /s/ G. Christopher Colville
G. Christopher Colville,
Executive Vice President and
Chief Financial Officer

CONSOLIDATED GRAPHICS MANAGEMENT, LTD.,
   a Texas limited partnership,

By: CGML GENERAL PARTNER, INC.,
       a Delaware corporation, sole general partner
       of Consolidated Graphics Management, Ltd.

By:/s/ G. Christopher Colville
G. Christopher Colville,
Executive Vice President and
Chief Financial Officer

CONSOLIDATED GRAPHICS DEVELOPMENT LLC,
   a Delaware limited liability company

By: CONSOLIDATED GRAPHICS DEVELOPMENT COMPANY,
       a Delaware corporation, Member

By: /s/ G. Christopher Colville
G. Christopher Colville,
Executive Vice President and Chief Financial Officer